U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

--------------------------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                   May 7, 2007


--------------------------------------------------------------------------------

                         CASCADE NATURAL GAS CORPORATION
             (Exact name of registrant as specified in its charter)

    Washington                      1-7196                      91-0599090
  (State or other          (Commission file number)           (IRS Employer
   jurisdiction                                          Identification Number)
 of incorporation)

              222 Fairview Avenue North, Seattle, Washington 98109
                    (Address of principal executive offices)

                                 (206) 624-3900
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 7, 2007 the Registrant issued an earnings release to announce its earnings for the three-and six-month periods ended March 31, 2007.

The earnings release is included in this report as Exhibit 99.1.

The information provided under this Item 2.02 is not intended to be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, and accordingly is not intended to be incorporated by reference in other filings by the Registrant.



ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements

         None

(b) Schedule of Exhibits

         Exhibit 99.1. Earnings Release.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                 CASCADE NATURAL GAS CORPORATION

    May 7, 2007                                  By  /s/ James E. Haug
-------------------                                  ---------------------------
       Date                                                        James E. Haug

                                                        Chief Accounting Officer

                                INDEX TO EXHIBITS

Exhibit Number                      Description
--------------                      -----------

99.1                                Earnings Release